UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2025
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HEALTH CATALYST, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38993	45-3337483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10897 South River Front Parkway #300
South Jordan, UT 84095
(Address of principal executive offices, including zip code)

(801) 708-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	HCAT	The Nasdaq Global Select Market
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CEO Retirement Announcement

On September 10, 2025, Health Catalyst, Inc. (the Company) announced that Benjamin Albert, age 52, will assume the role of President and Chief Operating Officer of the Company, effective September 16, 2025. Mr. Albert previously held the position of CEO of the Upfront Healthcare Services business unit of the Company since the Company acquired Upfront Healthcare Services, Inc. (Upfront) in January 2025. Prior to that, Mr. Albert served as the Chief Executive Officer and co-founder of Upfront from its founding in 2016 until its acquisition by the Company. Mr. Albert holds a Bachelor’s degree from Western Michigan University and an MBA from the University of Illinois, Chicago. In connection with his appointment, Mr. Albert is expected to enter into the Company’s standard form of indemnification agreement with the Company.

In connection with Mr. Albert’s appointment by the Board of Directors on September 5, 2025, the Company and Mr. Albert entered into an Offer Letter, dated as of September 5, 2025 (the Offer Letter). Pursuant to the Offer Letter, Mr. Albert’s salary will be $475,000 and he will be eligible for an annual bonus with a target amount equal to 75% of his base salary. In addition, Mr. Albert will receive a grant of 467,000 restricted stock units (RSUs) that will vest 1/3rd on September 10, 2026 and the remaining RSUs will vest 1/8th quarterly thereafter. Mr. Albert will also receive a grant of 233,000 performance-based restricted stock units (PRSUs) with a three-year vesting period tied to certain performance-based metrics and thresholds related to the Company’s total shareholder return relative to the total shareholder return of the Russell 3000, the Company’s adjusted EBITDA margin and the Company’s revenue growth rate. Up to 1/3rd of the PRSUs may vest in each measurement period over the three-year vesting period after the board of directors of the Company approves achievement for each measurement period. Mr. Albert will also participate in the Company’s Executive Severance Plan, effective September 16, 2025. The foregoing description of the terms of the Offer Letter is qualified in its entirety by reference to the full text of the Offer Letter, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

There are no arrangements or understandings between Mr. Albert and any person pursuant to which Mr. Albert was appointed as President, Chief Operating Officer, and principal operating officer. Except for the arrangements described below in this Current Report on Form 8-K, Mr. Albert is not party to and does not have a direct or indirect material interest in any transaction or proposed transaction in which the Company is or is to be a party for which disclosure would be required under Item 404(a) of Regulation S-K. There are no family relationships between Mr. Albert and any of the Company’s directors or executive officers.

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 13, 2025, the Company acquired Upfront (the Merger) pursuant to an Agreement and Plan of Merger, by and among the Company, Upfront and certain other parties thereto. At the closing of the Merger, all outstanding shares of Upfront capital stock, warrants and options were cancelled in exchange for the right to receive (i) consideration of approximately $41.5 million of cash (the Closing Cash Consideration) and approximately 5,753,754 newly issued shares of the Company’s common stock (the Closing Stock Consideration and, together with the Closing Cash Consideration, the Closing Consideration), par value $0.001 per share (the Common Stock) and (ii) potential additional aggregate consideration of up to approximately $12.5 million in cash (the Earn-Out Cash Consideration) and approximately 2,699,121 shares of Common Stock (together with the Earn-Out Cash Consideration, the Earn-Out Consideration), subject to the achievement of certain earn-out performance targets (the Earn-Out Performance Targets) measured as of December 31, 2026. At the time of the Merger, Mr. Albert was a director and chief executive officer of Upfront and held shares of Upfront capital stock and as a result, received (i) approximately $1,209,872 in cash comprising Closing Cash Consideration and beneficial ownership of 269,765 shares of Common Stock comprising Closing Stock Consideration and (ii) the right to receive a portion of the Earn-Out Consideration after December 31, 2026 if the Earn-Out Performance Targets are achieved. Further, Mr. Albert received a retention bonus in the form of a grant of 18,000 RSUs and 16,573 PRSUs.

In connection with Mr. Albert’s appointment, Dan LeSueur will cease serving as Chief Operating Officer and principal operating officer of the Company, effective September 15, 2025. Mr. LeSueur’s cessation of serving as Chief Operating Officer and principal operating officer of the Company is not the result of any disagreement or conflict with the Company.

Item 7.01. Regulation FD Disclosure.

A copy of the press release issued by the Company on September 10, 2025 regarding the appointment of Mr. Albert and transition of Mr. LeSueur is attached hereto as Exhibit 99.1.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1 of this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the commencement of Mr. Albert’s role as President and Chief Operating Officer. Any forward-looking statements contained in this Current Report on Form 8-K are based upon the Company’s historical performance and its current plans, estimates, and expectations, and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent the Company’s expectations as of the date of this Current Report on Form 8-K, and involve risks, uncertainties, and assumptions. The actual results may differ materially from those anticipated in the forward-looking statements as a result of numerous factors, many of which are beyond the control of the Company, including the risks and uncertainties disclosed in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its most recent Form 10‑K and any subsequent filings on Forms 10-Q or 8-K, available at www.sec.gov. Except as required by law, the Company does not intend to update any forward-looking statement contained in this Current Report on Form 8-K to reflect events or circumstances arising after the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1#*	Offer Letter, dated September 5, 2025, between Health Catalyst, Inc. and Benjamin Albert

10.2#**	Form of Indemnification Agreement, between Health Catalyst, Inc. and each of its executive officers

10.3#***	Executive Severance Plan

99.1****	Press Release issued by Health Catalyst, Inc. on September 10, 2025

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.
** Incorporated by reference to Exhibit 10.18 to the Form S-1 filed June 27, 2019.
*** Incorporated by reference to Exhibit 10.16 to the Form S-1/A filed July 12, 2019.
**** Furnished herewith.
# Indicates management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CATALYST, INC.

Date: September 10, 2025	By:	/s/ Jason Alger
Jason Alger

Chief Financial Officer